UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2005 (December 6, 2005)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 6, 2005, Analysts International Corporation, (the “Company”), announced the retirement of Michael J. LaVelle from the position of Chief Executive Officer, effective December 31, 2005. Mr. LaVelle will continue to serve as Chairman of the Company’s Board of Directors and act as a consultant to the Company during management transition. The Company also announced the appointment of Jeffrey P. Baker, the Company’s current President, to succeed Mr. LaVelle as Chief Executive Officer. The terms under which Messrs. LaVelle and Baker will serve in their respective roles will be finalized in the near future. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press release entitled “Analysts International Announces Management Succession” issued by Analysts International on December 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 7, 2005	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press release entitled “Analysts International Announces Management Succession” issued by Analysts International on December 6, 2005.